Highland Funds I	Summary Prospectus October 31, 2019, as amended August 13, 2020

NexPoint Merger Arbitrage Fund

(formerly Highland Merger Arbitrage Fund)

Class A  HMEAX    Class C  HMECX    Class Z  HMEZX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at https://www.nexpointgroup.com/nexpoint-merger-arb-filings/. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@nexpointsecurities.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated October 31, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (nexpointgroup.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Investment Objective

The investment objective of NexPoint Merger Arbitrage Fund (formerly Highland Merger Arbitrage Fund) (the “Merger Arbitrage Fund” or the “Fund”) is to generate positive absolute returns.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 61 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 54 of the Fund’s Statement of Additional Information. Investors investing in the Fund through an intermediary should consult the Appendix to the Fund’s Prospectus, which includes information regarding financial intermediary-specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.50%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	1.00%[1]	1.00%[2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z
Management fee	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	3.76%	3.70%	3.79%
Interest Payments and Commitment Fees on Borrowed Funds	0.73%	0.73%	0.73%
Dividend Expense on Short Sales	2.01%	2.01%	2.01%
Remainder of Other Expenses	1.02%	0.96%	1.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	5.32%	5.91%	5.00%
Expense Reimbursement[3]	-0.86%	-0.77%	-0.74%
Total Annual Fund Operating Expenses After Expense Reimbursement	4.46%	5.14%	4.26%

[1]

Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase.

[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

[3]

Highland Capital Management Fund Advisors, L.P. (”HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.50% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$973	$1,981	$2,983	$5,459
Class C
if you do not sell your shares	$514	$1,684	$2,833	$5,615
if you sold all your shares at the end of the period	$614	$1,684	$2,833	$5,615
Class Z	$428	$1,436	$2,444	$4,963

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 712% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies that are involved in publicly-announced mergers (including mergers through takeovers and tender offers, so long as tender offers are being used to effect a merger) (“Merger Transactions”) or companies that the Adviser believes may be involved in Merger Transactions. This investment policy is not fundamental and may be changed by the Fund without shareholder approval upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

The Fund engages in risk arbitrage strategies, particularly merger arbitrage strategies, in order to achieve its investment objective. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of Merger Transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The merger arbitrage strategy is designed to provide performance that the Adviser believes will normally have relatively low correlation with the overall performance of stock markets.

The Fund generally invests in stocks of target companies in potential Merger Transactions based on the Adviser’s expected risk adjusted return for the arbitrage transaction. In most cases, the Fund will buy the target’s stock soon after the announcement of the Merger Transaction (or when one or more publicly disclosed events point toward the possibility of some type of Merger Transaction within a reasonable time) and may, but is not required to, hold the stock until the deal is completed. While the Fund will usually invest in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, debt, American Depositary Receipts (ADRs), options, and bonds.

In making merger arbitrage investments for the Fund, the Adviser is guided, without limitation, by the following general considerations:

•	Annualized and absolute returns;

•	Downside risk if a transaction is terminated;

•	Proposed financing terms;

•	Transaction size;

•	Regulatory approvals needed;

•	Anti-trust concerns; and

•	Shareholder voting requirements.

The Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or

Highland Funds I Summary Prospectus

October 31, 2019

“hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile. The Fund may also participate in other forms of arbitrage including, without limitation, share class arbitrage. The Fund may also short a company in an announced transaction in anticipation that the deal will be terminated or deal terms will be re-negotiated. The Fund may hold a significant portion of its assets in cash and money market instruments in anticipation of arbitrage opportunities, and investments in money market instruments will not be deemed violations of the 80% test above.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. The Fund may invest in issuers of any market capitalization. Although the equity securities in which the Fund invests may be denominated in any currency and may be located in emerging markets without limit, the Fund will primarily invest in equity securities that are located in developed markets. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund may employ currency hedges (either in the forward, futures or options markets) in certain circumstances to reduce currency risk on investments in assets denominated in foreign currencies.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”). To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests, and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes increases both investment opportunity and investment risk. The Fund may seek additional income by making secured loans on its portfolio securities.

The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis. As a result, the Fund may be more likely to realize capital gains, including short-term capital gains taxable as ordinary income, that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and to incur other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions and transaction costs it incurs will vary over time based on market conditions.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”), debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers.

The Adviser normally allocates the Fund’s investments across different industries and sectors, but the Adviser may invest a significant percentage of the Fund’s assets in issuers in a single or small number of industries or sectors as a result of its merger arbitrage investment strategy. As a result, the Fund’s investments may focus on the information technology and financials sectors.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis. As a result, the Fund may be more likely to realize capital gains, including short-term capital gains taxable as ordinary income, that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and to incur other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions and transaction costs it incurs will vary over time based on market conditions.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Industry Focus Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund currently focuses its investments in the information technology and financials sectors, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Financial Services Sector Risk is the risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Information Technology Sector Risk is the risk that the Fund may be impacted by risks faced by companies in the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Convertible Securities Risk is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy

Highland Funds I Summary Prospectus

October 31, 2019

of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.

Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Management Risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Merger Arbitrage and Event-Driven Risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.

Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk is the risk associated with investments in options. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.

Portfolio Turnover Risk is the risk that high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund experienced a high portfolio turnover rate.

Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Shareholder Concentration Risk is the risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Particularly large redemptions may affect asset allocation decisions and could adversely impact remaining Fund shareholders.

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October 31, 2019

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Tax Risk is the risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Z for each full calendar year and by showing how the Fund’s average annual returns compare to those of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

The Fund is the successor to an unregistered private fund (the “Predecessor Fund”).

On May 12, 2016, the Fund acquired the assets of the Predecessor Fund. For periods prior to May 12, 2016, the performance provided in the bar chart and Average Annual Total Returns table below is that of the Predecessor Fund, adjusted to reflect the higher fees and expenses of Class Z shares of the Fund.

The investment policies, objectives, guidelines and restrictions of the Fund are substantially similar to those of the Predecessor Fund. In addition, the Predecessor Fund’s investment adviser is an affiliate of the current investment adviser of the Fund. As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) to which the Predecessor Fund was not subject. Had the Predecessor Fund been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions are not expected to have a material effect on the Fund’s investment program. The Predecessor Fund was an unregistered Delaware limited partnership and did not qualify as a regulated investment company for federal income tax purposes.

Effective August 19, 2016, the Fund registered as an open-end investment company under the 1940 Act. For periods prior to August 19, 2016, the performance provided in the Average Annual Total Returns table for Class A and Class C shares is the performance of Class Z shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees) applicable to Class A and Class C shares. Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting https://www.nexpointgroup.com/nexpoint-merger-arbitrage-fund/ or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Class Z shares as of December 31.

The highest calendar quarter total return for Class Z Shares of the Fund was 4.80% for the quarter ended June 30, 2017 and the lowest calendar quarter total return was -1.08% for the quarter ended March 31, 2018. The Fund’s year-to-date total return for Class Z Shares through September 30, 2019 was 5.62%.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	Since Inception
Class Z
Return Before Taxes	6.48%	6.67%
Return After Taxes on Distributions	-0.34%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	4.11%
Return Before Taxes
Class A	0.27%	4.80%
Class C	4.42%	5.62%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	1.34%
*	The Fund is the successor to the Predecessor Fund which commenced operations on January 20, 2015.

After-tax returns in the table above are shown for Class Z Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares may be higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	4 years[1]	President and Co-Founder
Bradford Heiss	Less than one year	Managing Director
Eric Fritz	Less than one year	Director, Equity Investments
[1]	Includes experience in managing the Predecessor Fund.

Purchase and Sale of Fund Shares

Purchase Minimums

Initial Investment	$2,500
Subsequent Investments	$50

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at https://www.nexpointgroup.com/nexpoint-merger-arb-filings/.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Highland Funds I — NexPoint Merger Arbitrage Fund, PO Box 219424, Kansas City, Missouri 64121-9424, or

•	By calling DST Asset Manager Solutions, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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